UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2012

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53390	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota		55391
(Address of Principal Executive Offices)		(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On July 1, 2012, our board of directors, upon recommendation of its compensation committee, approved adjustments to the base salaries of our chief executive officer, chief financial officer and vice president of finance, each effective as of the same date. Our chief executive officer now has a base salary of $250,000 per year, our chief financial officer has a base salary of $200,000 per year and our vice president of finance has a base salary of $85,000 per year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2012	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady Chief Financial Officer and Treasurer

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